EXHIBIT 3

                                   AMENDMENT
                                      to
                      STOCK AND ASSET PURCHASE AGREEMENT

                    AMENDMENT to Stock and Asset Purchase
          Agreement, dated as of August 27, 1996, by and among CYGNE DESIGNS, INC., a Delaware corporation ("Seller"), CYGNE GROUP (F.E.) LIMITED, a Hong Kong corporation and wholly owned subsidiary of Seller ("CGFE"), ANNTAYLOR STORES CORPORATION, a Delaware corporation ("ATSC") and ANNTAYLOR, INC., a Delaware corporation and wholly owned subsidiary of ATSC ("Buyer"). Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement (as defined below).

                             W I T N E S S E T H

                    WHEREAS, Seller, CGFE, ATSC and Buyer are parties to that certain Stock and Asset Purchase Agreement, dated as of June 7, 1996 (the "Purchase Agreement"), providing for, among other things, the sale by Seller to Buyer of the Assets and the sale by Seller and CGFE to Buyer of the CAT Shares for the aggregate Purchase Price specified in the Purchase Agreement;

                    WHEREAS, under the terms of the Purchase
          Agreement, a portion of the Purchase Price to be paid to Seller, on its behalf and on behalf of CGFE, consists of the number of validly issued, fully paid and nonassessable shares of ATSC Common Stock having an aggregate market price (based on the Average Trading Price) of $36.0 million, but in no event greater than 2.5 million shares;

                    WHEREAS, under the terms of the Purchase
          Agreement, either Seller or Buyer may terminate the Purchase Agreement if the transactions contemplated thereby are not consummated on or before August 30, 1996; and

                    WHEREAS, the parties are desirous of amending and supplementing the Purchase Agreement as set forth herein.

                    NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                    1.   Section 1.2(a)(i) of the Purchase
          Agreement is hereby amended in its entirety to read as follows:

                    "(i)  the number of validly issued, fully
               paid and nonassessable shares of common stock, par value $.0068 per share, of ATSC ("ATSC Common Stock"), rounded to the nearest whole share, equal to the quotient obtained by dividing (a) $36.0 million by (b) the Average Trading Price of the ATSC Common Stock (the "Stock Consideration"); provided, however, that, except as provided in the next sentence of this Section 1.2(a)(i), the number of shares of ATSC Common Stock to be issued shall in no event exceed 2.5 million shares (the
               "2.5 Million Cap"). In the event that on the Closing Date (x) the 2.5 Million Cap is triggered and (y) the aggregate value, based on the Average Trading Price, of 2.5 million shares of ATSC Common Stock is less than $32.5 million, then ATSC shall issue as the Stock Consideration the number of shares of ATSC Common Stock, rounded to the nearest whole share, equal to the quotient obtained by dividing (A) $32.5 million by (B) the Average Trading Price of the ATSC Common Stock; provided, however, that the number of shares of ATSC Common Stock to be issued shall in no event exceed 3 million shares. The number of shares of ATSC Common Stock, if any, issued in excess of the 2.5 Million Cap shall be hereinafter referred to as the "Additional Shares". Notwithstanding the foregoing, in lieu of the issuance by ATSC of all or a portion of the Additional Shares, if applicable, Buyer may, in its sole discretion, deliver the dollar amount in cash (the "Additional Cash") equal to the product obtained by multiplying (aa) the number of Additional Shares not to be issued by ATSC by
               (bb) the Average Trading Price. As used in this Agreement, the term "Stock Consideration" shall include the amount of the Additional Cash, if any, delivered in lieu of Additional Shares. As used in this Agreement, the "Average Trading Price" shall mean the average of the high and low sale prices of the ATSC Common Stock on the New York Stock Exchange Composite Tape (or as reported on any other exchange on which the ATSC Common Stock is then listed) on each of the 10 consecutive trading days ending on the trading day immediately prior to the Closing Date;"

                    2. The Purchase Agreement is hereby amended to add a new Section 1.5(q) which reads in its entirety as follows:

                    "(q) a wire transfer of Federal or other
               immediately available funds in an amount equal to the Additional Cash, if applicable."

                    3. The last paragraph of Section 1.5 of the Purchase Agreement is hereby amended in its entirety to read as follows:

                    "The wire transfers pursuant to
               subparagraphs (b) (c) (d) (e) and (q) above shall be made by a single wire transfer to an account designated in writing at least two (2) business days prior to the Closing Date by Seller."

                    4.   Section 5.17(a) clause (ii) of the
          Purchase Agreement is hereby amended in its entirety to read as follows:

                    "(ii) promptly and duly call, give notice of,
               convene and hold an annual meeting of stockholders of Seller ("Annual Meeting") and shall hold such meeting as soon as practicable after the date on which the Proxy Statement (as hereinafter defined) is cleared with the Commission;"

                    5. Section 5.17(b) of the Purchase Agreement is hereby amended to delete the date "August 15, 1996" from the last line thereof and to insert in lieu thereof the date "September 26, 1996".

                    6. Section 6.1(d) of the Purchase Agreement is hereby amended to delete the date "June 30, 1996" from the first sentence thereof and to insert in lieu thereof "the Closing Date."

                    7. Section 8.1(g) of the Purchase Agreement is hereby amended to delete the date "September 29, 1996" and to insert in lieu thereof the date "September 29, 1995."

                    8. Section 9.1(b) of the Purchase Agreement is hereby amended to delete the date "August 30, 1996" from the first line thereof and to insert in lieu thereof the date "September 30, 1996."

                    9. The Purchase Agreement is hereby amended to add a new Section 9.1(d) which reads in its entirety as follows:

                    "(d)  by Seller, if, on the Closing Date,
               the value of the Stock Consideration, including the value of any Additional Shares and Additional Cash issuable or payable pursuant to
               Section 1.2(a)(i) hereof, does not equal at least $32.5 million."

                    10. The first sentence of Section 9.2 of the Purchase Agreement is hereby amended in its entirety to read as follows:

                    "In the event of the termination of this
               Agreement and the abandonment of the
               transactions contemplated hereby pursuant to
               Section 9.1(b), 9.1(c) or 9.1(d) hereof, written notice thereof shall forthwith be given by the party so terminating to the other party, and this Agreement shall terminate, and the transactions contemplated hereby shall be abandoned, without further action by Seller or Buyer."

                    11. Seller represents and warrants to ATSC and Buyer that each of Seller and CGFE has all requisite corporate power and authority to enter into this Amendment and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each of Seller and CGFE. This Amendment has been duly executed and delivered by each of Seller and CGFE, and this Amendment constitutes a valid and binding obligation of each of Seller and CGFE enforceable against each of Seller and CGFE in accordance with its terms, except that (a) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium, or other laws, now or hereafter in effect, relating to or limiting creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                    12.  ATSC and Buyer represent and warrant to
          Seller and CGFE that each of ATSC and Buyer has all requisite corporate power and authority to enter into this Amendment and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Amendment and consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each of ATSC and Buyer. This Amendment has been duly executed and delivered by each of ATSC and Buyer, and this Amendment constitutes a valid and binding obligation of each of ATSC and Buyer, enforceable against each of ATSC and Buyer in accordance with its terms, except that
          (a) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium, or other laws, now or hereafter in effect, relating to or limiting creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                    13.  Except as specifically amended and
          supplemented hereby, the Purchase Agreement shall continue and remain in full force and effect in accordance with its terms. From and after the date hereof all references in the Purchase Agreement to the "Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Purchase Agreement as amended by this amendment.

                           [Signature Page Follows]


                    IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Stock and Asset Purchase
          Agreement as of the day and year first above written.

                                   CYGNE DESIGNS, INC.

                                   By: /s/ Irving Benson
                                      Name:  Irving Benson
                                      Title: President

                                   CYGNE GROUP (F.E.) LIMITED

                                   By: /s/ Irving Benson
                                      Name:  Irving Benson
                                      Title: Director

                                   ANNTAYLOR STORES CORPORATION

                                   By: /s/ Paul E. Francis
                                      Name:  Paul E. Francis
                                      Title: Executive Vice President-
                                             Finance and Administration

                                   ANNTAYLOR, INC.

                                   By: /s/ Paul E. Francis
                                      Name:  Paul E. Francis
                                      Title: Executive Vice President-
                                              Finance and Administration